SUBSCRIPTION AND PURCHASE AGREEMENT

Macatawa Bank Corporation

To:	Macatawa Bank Corporation Attn: Chief Financial Officer 10753 Macatawa Drive Holland, MI 49424

        Re: Series A Noncumulative Convertible Perpetual Preferred Stock

        1.        SUBSCRIPTION. The undersigned (the “Subscriber”) hereby offers and agrees to purchase, and to pay for such number of shares as is set forth on the signature page hereof (the “Shares”), of Series A Noncumulative Convertible Perpetual Preferred Stock of Macatawa Bank Corporation (the “Company”), as more fully described in the Company’s Term Sheet (the “Term Sheet”) and the Certificate of Designation of Series A Noncumulative Convertible Perpetual Preferred Stock (the “Preferred Stock Designation”). The Subscriber hereby specifically accepts and adopts and consents to be bound by each and every provision of this Subscription and Purchase Agreement (“Agreement”). The Subscriber shall pay for the Shares at the rate of $1,000.00 per Share (unless otherwise indicated herein), in good funds (e.g. cashier’s check, personal check or wire transfer), and for that purpose agrees to tender upon request an amount equal to the total Dollar Amount of Subscription as set forth on the signature page hereof.

        2.        ACCEPTANCE. This Agreement is made subject to the Company’s discretionary right to accept or reject the subscription herein. Following action by the Company, the Subscriber will be notified as to whether the subscription has been accepted or rejected. If the Company shall for any reason reject all or part of this subscription, any amount already paid by the Subscriber with respect to the rejected subscription, or part thereof, will be promptly refunded, without interest. Acceptance of this subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

        3.        REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber hereby represents and warrants to the Company as follows, recognizing that the information contained herein is being furnished to the Company in order for the Company to determine whether the Subscriber’s subscription to purchase Shares should be accepted by the Company in light of the requirements of Section 4(2) of the Securities Act of 1933 (the “Act”) and the rules and regulations promulgated thereunder, similar sections of the securities laws of various states, and other relevant factors. The Subscriber understands that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Shares will not be registered under the Act in reliance upon exemptions from registration afforded under the Act, which may include Regulation D promulgated thereunder (“Regulation D”), and (c) the Shares, at the time of sale described herein, will not be registered and/or qualified under any state securities laws.

        A.        Advisors. Subscriber acknowledges that he, she or it has been advised to consult with their own attorney regarding legal matters concerning the Company and the Shares and to consult with its tax advisor regarding the tax consequences of acquiring the Shares. Subscriber hereby acknowledges and agrees that Keefe, Bruyette & Woods, Inc. has acted as financial advisor to the Company (and not as an underwriter or placement agent for the Shares) and has not acted as an advisor to, and does not represent, Subscriber.

        B.        Access to SEC Filings. Subscriber acknowledges that he, she or it has been permitted access, to the Subscriber’s satisfaction, to the Company’s public filings made pursuant to the Securities Exchange Act of 1934, as amended, which access can be gained at http://www.sec.gov, http://www.gsionline.com, http://www.freeedgar.com and http://www.10kwizard.com. Subscriber has carefully read and considered the contents of the Term Sheet and the Preferred Stock Designation.

        C.        Shares Not Registered. Subscriber understands that the Shares have not been registered under the Securities Act or any other Securities laws but are being offered and sold to Subscribers in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscribers to acquire the Shares.

        D.        Investment Experience. The Subscriber is a sophisticated, accredited and experienced investor with regard to high-risk investments in restricted securities of the sort referred to herein, and is willing and able to bear the economic risk of an investment in the Shares in an amount equal to the amount the Subscriber has subscribed to purchase. The Subscriber has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated. In making this statement, the Subscriber considered whether the Subscriber could afford to hold the Shares for an indefinite period and whether, at this time, the Subscriber could afford a complete loss of an investment in the Shares.

        E.        Accredited Investor Status. The Subscriber has submitted to the Company a complete and executed “Accredited Investor Questionnaire” substantially in the form attached hereto as Exhibit A. The Subscriber hereby certifies that he, she or it is an “Accredited Investor”, as that term is defined under Rule 501(a) of the Securities Act and all information which the Subscriber has provided to the Company in the Accredited Investor Questionnaire is correct and complete as of the date set forth thereon. The Subscriber is aware that the sale of the Securities is being made in reliance on Rule 506 of Regulation D, an exemption for non-public offerings under Section 4(2) of the Securities Act.

        F.        Purchase for Own Account. The Subscriber’s purchase of the Shares will be solely for the Subscriber’s own account and not for the account of any other person.

        G.        Investment Purpose. The Shares are being acquired by the Subscriber in good faith for investment and not with a view to distributing such Shares to others or otherwise reselling said Shares or any portion thereof. The Subscriber understands that the substance of the above representations is (i) that the Subscriber does not presently intend to sell or otherwise dispose of all or any part of the Shares; (ii) that the Subscriber does not now have in mind the sale or other disposition of all or any part of the Shares on the occurrence or nonoccurrence of any predetermined event; and (iii) that the Company is relying upon the truth and accuracy of the representations.

        H.        Investment Risks. The Subscriber understands that the purchase of the Shares is subject to risks as stated in the Risk Factors included as Exhibit B hereto, the Risk Factors disclosed in the Company’s SEC filings or as otherwise may be applicable to similar investments. The Subscriber acknowledges that he, she or it has had an opportunity to review, and upon review, fully understands the Risk Factors contained in Exhibit B hereto and also the Risk Factors disclosed in the Company’s SEC filings.

        I.        Due Diligence. The Subscriber has relied solely upon the Preferred Stock Designation, this Subscription Agreement and the independent investigations made by the Subscriber with respect to the Shares subscribed for herein, and no oral or written representations beyond the Term Sheet, Preferred Stock Designation and the Company’s SEC filings have been made to or been relied upon by the Subscriber.

        J.        Representations Complete. The Subscriber’s representations in this Agreement are complete and accurate to the best of the Subscriber’s knowledge, and the Company and its agents may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Shares.

        K.        Transfer Restrictions. The Shares may not be sold or transferred by the Subscriber without registration under applicable securities acts or a proper exemption from such registration. It may not be possible to liquidate the undersigned’s investment in the Company.

        L.        SEC Disclosure. The Subscriber understands that any investor individually, or acting as part of a group who acquires beneficial ownership of more than 5.0% of the Company’s common stock will be required to file a Schedule 13G or a Schedule 13D with the Securities and Exchange Commission.

        M.        Federal Reserve Approval. The Subscriber understands that a conversion into the Company’s Common Stock exceeding certain percentage limits may be subject to approval from the Federal Reserve under applicable law and as stated in the Preferred Stock Designation.

        N.        Legend. The Subscriber understands and agrees that stop transfer instructions relating to the Shares will be placed in the Company’s stock transfer ledger, and that the certificates evidencing such securities will bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.”

        O.        Binding Obligation. This Agreement when fully executed and accepted by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to or limiting creditors’ rights generally and (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity, is a permissible investment in accordance with the Subscriber’s Articles of Incorporation, bylaws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity’s owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity.

        P.        No General Solicitation. The Shares were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or televisions advertisement, other than the Term Sheet and the Preferred Stock Designation.

        Q.        Receipt of Documents. By entering into this Agreement, the undersigned Subscriber acknowledges receipt of the Term Sheet and the Preferred Stock Designation used in connection with this offering. The Subscriber hereby acknowledges and agrees to the terms and conditions of the Term Sheet and the Preferred Stock Designation.

        4.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the agreement to purchase Shares by Subscriber herein, the Company hereby represents and warrants as follows:

        A.        The Organization. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Michigan and has all the requisite power and authority to conduct its business and own and operate its properties, and to enter into and execute this Agreement and to carry out the transactions contemplated hereby.

        B.        Authority. The Company has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and to authorize the issuance and sale of the Shares contemplated by this Agreement, and the representatives of the Company executing this Agreement are duly authorized to do so.

        C.        Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock of which 17,024,850 shares are outstanding as of September 30, 2008, and 500,000 shares of Preferred Stock authorized, up to 50,000 of which will be designated Series A Noncumulative Convertible Perpetual Preferred Stock upon the filing of the Preferred Stock Designation with the State of Michigan. All outstanding shares of Common Stock have been, and all shares of Series A Noncumulative Convertible Perpetual Preferred Stock and all shares of Common Stock underlying such Series A Noncumulative Convertible Perpetual Preferred Stock (“Underlying Shares”) will be when issued, duly authorized and fully paid and non-assessable.

        D.        Regulatory Compliance. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Company’s Common Stock is listed on the NASDAQ Global Select Market System under the symbol “MCBC.”

        E.        Binding Obligation. Assuming the due execution and delivery of this Agreement by the Subscriber, this Agreement is a legal, valid and binding obligation of the Company enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to or limiting creditors’ rights generally and (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought.

        F.        No Conflicts. The execution, delivery and performance of this Agreement and the fulfillment of or compliance with the terms and provisions hereof, including the issuance and sale of the Shares contemplated by this Agreement, are not in contravention of or in conflict with any contract to which the Company is a party or by which the Company or any of its properties may be bound or affected.

        G.        Validly Issued. Upon receipt by the Company of payment for the Shares as contemplated by this Agreement and upon issuance of the Shares in accordance with the terms and provisions of the Term Sheet, the Preferred Stock Designation, and this Agreement, the Shares will be validly issued and outstanding, fully paid and non-assessable.

        5.        REGISTRATION RIGHTS. The Company and Subscriber agree to the registration rights terms and obligations set forth in Exhibit C hereto.

        6.        OWNERSHIP LIMITATION. The Subscriber covenants that he, she or it has read and agrees to the Beneficial Ownership Limitation (NASDAQ) set forth in the Preferred Stock Designation.

        7.        CONVERSION PROCEDURES. The conversion procedures described in the Preferred Stock Designation set forth the totality of the procedures required by the Subscribers in order to convert the Shares. The Company shall honor conversions of Shares and shall deliver Common Stock in accordance with the terms, conditions and time periods set forth in the Preferred Stock Designation (as applicable).

        8.        ENTIRE AGREEMENT. This Agreement together with the Non-Disclosure Agreement previously executed by the parties hereto and the other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

        9.        SURVIVAL OF REPRESENTATIONS. The representations, warranties, acknowledgements and agreements made herein shall survive issuance of the Shares.

        10.        WAIVERS. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any provision or condition of this Agreement.

        11.        COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        12.        NON-DISCLOSURE AGREEMENT. The Subscriber and the Company agree that the provisions of the Non-Disclosure Agreement previously signed by them in connection with the private placement of the Shares remains in full force and effect, including, but not limited to, the standstill agreements contained in Section 8 of the Non-Disclosure Agreement.

        13.        NOTICES. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

        14.        NON-ASSIGNABILITY. The obligations of a party hereunder shall not be delegated or assigned to any other party without the prior written consent of the other party hereto.

        15.        GOVERNING LAW. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, excluding those provisions related to the conflict of laws of different jurisdictions if the effect of the application of those provisions will be to require the application of the laws of a jurisdiction other than Michigan. Each party consents to the jurisdiction of the state of federal courts in Kent County, Michigan, which will be the sole venue for resolution of all disputes related to this Agreement. THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

        IN WITNESS WHEREOF, the Subscriber has executed this Agreement and declares that it is truthful and correct.

[signature pages follow]

INDIVIDUALS SIGN HERE:

(Check One)
[  ] Community Property
      (Both spouses must sign)

[  ] Individually

[  ] Joint tenants with
      right of survivorship
      (Both must sign)

[  ] Tenants in common
      (All must sign)

Note: Please notify the
           Company if you plan to
           invest funds in an
           individual retirement
           account (IRA).

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                       Print Name

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                       Address

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                       Address

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               Telephone Number

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              Social Security Number

    Number of Shares Subscribed for Purchase:

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    Dollar Amount of Subscription:
    ($1,000.00 per Share)

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Date: October ___, 2008

Signature Page for Individuals

ENTITIES SIGN HERE:

[ ] Partnerships or Limited Liability Company [ ] Corporation [ ] As Custodian, Trustee or Agent All Entities Complete:
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Print Partnership or LLC Name

By:
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                 Authorized Signature

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                 Print Corporate Name

By:
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                  Authorized Signature

Title:
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                   Print Name

By:
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                  Authorized Signature

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                      Title, if applicable

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                     Address

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                     Address

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                     Telephone Number

Tax I.D. No.:
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Number of Shares Subscribed for Purchase:

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Dollar Amount Subscribed for:
($1,000.00 per Share)

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Date: October ____, 2008

Signature Page for Entities

SUBSCRIPTION AND PURCHASE AGREEMENT ACCEPTED:

[  ] IN FULL or [  ] for $____________

MACATAWA BANK CORPORATION
a Michigan Corporation

By: ________________________________

        Name:____________________________

        Title: ____________________________

Date: ________________, 2008

EXHIBIT A
MACATAWA BANK CORPORATION
ACCREDITED INVESTOR QUESTIONNAIRE

Note: Individuals must complete SECTION I and Corporations, Partnerships, Trusts and other Entities must complete SECTION II

ALL QUESTIONS IN THE APPROPRIATE SECTION MUST BE ANSWERED

SECTION I. QUESTIONS FOR INDIVIDUALS

1.	Name: ___________________________________

2.	U.S. Citizen: Yes____ No____ Age:___________

3.	Social Security No.:________________________

4.        Accredited Investor Suitability Requirements. An individual will qualify as an Accredited Investor as defined in Rule 501(a) of the Securities Act of 1933 (“Securities Act”) if he or she meets any one of the following requirements. The undersigned entity certifies that he/she is an Accredited Investor because:

Yes____ No____	(A) I am a natural person and had an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (including my home, home furnishings and automobiles).

Yes____ No____	(B) I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes "income" means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes____ No____	(C) I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect joint income with my spouse in excess of $300,000 in the current year. For these purposes "income" shall be determined as set forth in Section 4(B) above.

SECTION II. QUESTIONS FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

1.	Name of Entity: _____________________________________________

2.	Type of Entity (corporation, partnership, LLC etc.) _____________________

3.	Date of Organization: _________________________________________

4.	State of Organization: _________________________________________

5.	Federal Taxpayer Identification No.: _____________________________

6.	Accredited Investor Suitability Requirements:

Yes____ No____	(A) Was the entity formed for the specific purpose of investing in the securities (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934 ((the "Exchange Act")) or in the equity securities (as defined in Section 3(a)(11) of the Exchange Act) of Macatawa Bank Corporation?

7.        If your answer to question 6(A) above is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question 6(A) is “Yes” or if none of the statements in clause 7(A) below is applicable, the entity must be able to certify to statement 7(B) below in order to qualify as an Accredited Investor.

(A)	The undersigned entity certifies that it is an Accredited Investor because it is:

Yes____ No____	(i) a corporation, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, with total assets in excess of $5,000,000;

Yes____ No____	(ii) a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

Yes____ No____	(iii) a broker or dealer registered pursuant to Section 15 of the Exchange Act;

Yes____ No____	(iv) an insurance company as defined in Section 2(13) of the Securities Act;

Yes____ No____	(v) an investment company registered under the Investment Company Act of 1940 ("1940 Act");

Yes____ No____	(vi) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, insurance company or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) the plan is a self-directed plan and the investment decisions are made solely by persons that are Accredited Investors (if self-directed plan with more than one investment account: (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes____ No____	(vii) a private business development company as defined in Section 202(a)(22) of the 1940 Act;

Yes____ No____	(viii) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, with total assets in excess of $5,000,000; or

Yes____ No____	(ix) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, whose subscription is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Securities Act.

If none of the above apply, please complete 7(B) below:

(B)	The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, LLC members or other equity holders meets at least one of the following conditions:

Yes____ No____	(i) He/She is a natural person and had an individual net worth (or joint net worth with spouse) at the time of subscription in excess of $1 million (including home, home furnishings and automobiles).

Yes____ No____	(ii) He/She is a natural person and had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes "income" means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; or

Yes____ No____	(iii) The stockholder, partner or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in statement 7(A) above or whose stockholders, partners or other equity holders meet at least one of the descriptions in this statement 7(B).

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this ____ day of October, 2008, and declares that it is truthful and correct.

Name of Investor or Entity: Signature of Investor or Representative: If an Entity, Name and title of Signatory: Address:	_______________________________________ _______________________________________ _______________________________________ _______________________________________ _______________________________________

EXHIBIT B
MACATAWA BANK CORPORATION
RISK FACTORS

        Investors should carefully consider the following risk factors and all risk factors disclosed by the Company in its Annual Report on Form 10-K for year ended December 31, 2007, filed with the SEC on March 14, 2008, before deciding to buy Preferred Stock. You should also consider other information provided by authorized representatives of the Company.

Risk Factors Related to the Company and Its Business

Recent Negative Developments in the Financial Industry and U.S. and Global Credit Markets May Continue to Adversely Impact Our Operations and Results.

        Negative developments in 2007 and 2008 in the subprime mortgage market and the securitization markets for such loans have resulted in uncertainty in the financial markets in general with the expectation of the general economic downturn continuing throughout 2008 and beyond. Commercial as well as consumer loan portfolio performances have deteriorated at many institutions and the competition for deposits and quality loans has increased significantly. In addition, the values of real estate collateral supporting many commercial loans and home mortgages have declined and may continue to decline. Bank and bank holding company stock prices have been negatively affected as has the ability of banks and bank holding companies to raise capital or borrow in the debt markets compared to recent years. As a result, there is a potential for new federal or state laws and regulations regarding lending and funding practices and liquidity standards, and bank regulatory agencies are expected to be very aggressive in responding to concerns and trends identified in examinations, including the expected issuance of many formal enforcement orders. Negative developments in the financial industry and the impact of new legislation in response to those developments could negatively impact our operations by restricting our business operations, including our ability to originate or sell loans, and adversely impact our financial performance.

The Company is Affected by General Economic Conditions in the State of Michigan.

        The Company is affected by general economic conditions in the U.S., although most directly within Michigan. A further economic downturn or continued weak business environment within Michigan could negatively impact household and corporate incomes. This impact may lead to decreased demand for both loan and deposit products and increase the number of customers who fail to pay interest or principal on their loans.

Future Regulatory Actions Might Have a Material Adverse Effect on Us.

        The Company is subject to regulation and supervision by the Federal Reserve Bank of Chicago and, ultimately, the Board of Governors of the Federal Reserve System.  Macatawa Bank is primarily subject to regulation and supervision by the State of Michigan Office of Financial and Insurance Regulation (“OFIR”) and by the Federal Deposit Insurance Corporation (“FDIC”).  Although the 2008 annual on-site regulatory examination has been completed for Macatawa Bank, the regulatory agencies have not yet issued their final Report of Examination.  Federal regulations restrict the disclosure of the contents and ratings included in regulatory examinations.  Upon issuance of the Report of Examination and depending on the results and ratings included in that report, it is possible that the FDIC or OFIR may seek to enter into a mutually agreed upon Memorandum of Understanding or Cease and Desist Order with Macatawa Bank.  A formal agreement with regulators, if one were to be agreed upon, would likely include actions that bank agrees to do and restrictions on certain activities, some of which may have a material adverse effect. For example, certain regulatory actions and agreements may result in an increase in FDIC deposit insurance assessments and may restrict the use of brokered deposits.

Risk Factors Related to the Preferred Stock

The Shares of Preferred Stock Are Subordinate to All Financing of the Company.

        The shares of Preferred Stock will be subordinate to the Company’s bank financing with respect to amounts distributable upon the Company’s dissolution, liquidation, or winding up. Furthermore, the terms of the Preferred Stock will not limit the amount of indebtedness or other obligations that the Company may incur. Any future indebtedness incurred will rank senior to the Preferred Stock.

The Shares of Preferred Stock are Subject to Resale Restrictions.

        Shares of the Company’s common stock currently trade on the NASDAQ stock market under the symbol MCBC. However, the shares of Preferred Stock are not registered under federal or state securities laws and will, therefore, be subject to resale restrictions. Please refer to the Term Sheet and Preferred Stock Designation for additional terms of the Offering.

The Shares of Preferred Stock are Subject to Future Dilution.

        The Company may issue additional equity interests in the future which will reduce a shareholder’s percentage ownership in the Company. Future equity sales could be at a price less than the price at which the shares of the Preferred Stock may be purchased in this Offering.

The Company’s Ability to Issue Stock With Different Terms in the Future Could Adversely Affect the Rights of Holdersof the Shares.

        Except as provided in the Term Sheet and Preferred Stock Designation, the Company is authorized to issue additional common and/or preferred stock in one or more series on terms that may be determined at the time of issuance by the Company’s Board of Directors. In some instances, a series of common and/or preferred stock could include voting rights, preferences as to dividends and liquidation, and/or conversion and redemption rights that will rank senior to the Preferred Stock and the common stock into which the Preferred Stock is convertible. The future issuance of common and/or preferred stock could effectively diminish or supersede the dividends and liquidation preferences of the Preferred Stock and adversely affect such Preferred Stock.

The Dividends Payable on the Shares of Preferred Stock are Non-Cumulative.

        Dividends on the Preferred Stock are non-cumulative. If the Company’s Board of Directors does not declare a dividend on Preferred Stock in respect of any dividend period, the holders will have no right to receive any dividend for that dividend period, and the Company will have no obligation to accrue or pay a dividend for that dividend period. However, if the Company fails to declare and pay the quarterly dividend on the Preferred Stock, then the Company may not declare or pay a dividend on its common stock until quarterly dividends on the Preferred Stock are resumed.

The Shares of Preferred Stock are Not Redeemable.

        The shares of Preferred Stock are not redeemable at the option of either the Company or any holder. The Preferred Stock is perpetual unless converted or liquidated.

The Shares of Preferred Stock are Non-Voting.

        The shares of Preferred Stock are non-voting except with respect to matters affecting the rights and preferences of such shares, or as otherwise required by Michigan law.

The Conversion of the Shares of Preferred Stock into Shares of Common Stock is Subject to a Quantitative Limitation.

        No holder of Preferred Stock will be permitted to receive common stock upon conversion of his Preferred Stock to the extent such conversion would cause such holder to beneficially own more than 9.9% of the Company’s common stock outstanding at such time, unless such holder receives the approval of the Federal Reserve.

The Company Is Not Obligated to Register the Shares of Common Stock into which the Preferred Stock are Convertible Absent Sufficient Demand.

        The shares of common stock into which the Preferred Stock are convertible (“Registrable Securities”) will not be subject automatically to an effective registration statement. As a result, such shares will be deemed restricted securities. However, subject to certain conditions and limitations, at any time following the first anniversary of the closing of the Offering, holders of Preferred Stock may request in writing that the Company effect the registration of all or any part of the Registrable Securities held by such holders no more than once per calendar year. Promptly thereafter, the Company will use its reasonable best efforts to register all Registrable Securities that have been requested to be registered in such registration request; provided, however, that the Company will not be required to effect a registration unless the value of Registrable Securities is at least $5 million.

There are No Guaranteed Dividends Payable on the Shares of Common Stock.

        The Company is not obligated to pay any dividends on the shares of common stock issuable upon conversion of the Preferred Stock. Dividends, if any, on the shares of common stock will be paid only when and if declared by the Company’s Board of Directors.

EXHIBIT C
MACATAWA BANK CORPORATION
REGISTRATION RIGHTS AND OBLIGATIONS

A. Demand Registration

        1.        Definition of Investors. For purposes of this Exhibit C to the Subscription Agreement, “Investor” shall mean each person or entity who has purchased Series A Noncumulative Convertible Perpetual Preferred Stock from the Company.

        2.        Requests for Registration. At any time following the first year anniversary of the closing of the transaction, any Investor (or permitted transferees) may request in writing that the Company effect the registration of all or any part of the Registrable Shares (as defined below) held by that Investor (a “Registration Request”). Promptly after its receipt of any Registration Request but no later than 10 days after receipt of such Registration Request, the Company will give written notice of such request to all other Investors (and any known transferees). Within 10 days after receipt of such notice by any Investor, such Investor may request in writing that its Registrable Shares be included in such registration and the Company shall include in the Registration Request the Registrable Shares of any such Investor to be so included. The Company will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Shares that have been requested to be registered in the Registration Request; provided, that the Company will not be required to effect a registration pursuant to this Section unless the value of Registrable Shares included in the Registration Request is at least $5 million. The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section. Any registration requested by the Investors pursuant to this Section is referred to in this Agreement as a “Demand Registration.” For purposes of this Agreement, “Registrable Shares” means all Common Stock issued or issuable pursuant to the conversion of the Shares and any equity securities issued or issuable directly or indirectly with respect to the Common Stock issued or issuable pursuant to the conversion of the Shares by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Shares, such securities will cease to be Registrable Shares when (i) a registration statement with respect to the sale by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, (iii) they have been acquired by the Company or (iv) they are able to be sold by the Investor or transferee holding such securities without restriction as to volume or manner of sale pursuant to Rule 144 under the Securities Act as specified in a legal opinion to such effect rendered by counsel to the Company at its sole expense and acceptable to the affected holders and the Company’s Common Stock transfer agent. In addition, for purposes of this Agreement, “Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

        3.        Limitation on Demand Registrations. Investors, collectively, will be entitled to initiate no more than one (1) registration under the Securities Act in each calendar year of all or part of the Registrable Shares owned by them, and the Company will not be obligated to effect more than one Demand Registration in any calendar year. Upon filing a Registration Statement, the Company will use its reasonable best efforts to keep such Registration Statement effective with the SEC at all times until each Investor who would require such registration to effect a sale of the Registrable Shares no longer holds the Registrable Shares. No request for registration will count for the purposes of the limitations in this Section if (i) the Investor determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request due to marketing conditions or regulatory reasons relating to the Company (provided that this clause shall cease to apply if the Investor has previously withdrawn a proposed registration), (ii) the Registration Statement relating to such request is not declared effective within 210 days of the date such Registration Statement is first filed with the SEC (other than by reason of the Investor having refused to proceed or provide any required information for inclusion therein) and the Investor withdraws the Registration Request prior to such Registration Statement being declared effective, or (iii) prior to the sale of at least 85% of the Registrable Shares included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Investor’s reasonable satisfaction within thirty days of the date of such order. Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section (A)(2) regardless of whether or not such request counts toward the limitation set forth above.

        4.        Short-Form Registrations. The Company may effect any registration using Form S-3 or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registration”) unless it is not then eligible to utilize such form.

        5.        Restrictions on Demand Registrations. If the filing or initial effectiveness of a registration statement with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement, (iii) would in the good faith judgment of the Board of Directors reasonably be expected to materially adversely affect the Company or its business if made at such time, or (iv) would reasonably be expected to interfere with the Company’s ability to effect a planned or proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may upon giving prompt written notice of such action to the participants in such registration (each of whom hereby agrees to maintain the confidentiality of all information disclosed to such participants) delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided , that the Company shall not be permitted to do so (i) for more than 90 days for a given occurrence of such a circumstance, (ii) more than three times during any twelve-month period or (iv) for periods exceeding, in the aggregate, 180 days during any twelve-month period. In the event the Company exercises its rights under the preceding sentence, the Investor or such transferees agree to suspend, promptly upon its receipt of the notice referred to above, its use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Shares. If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Investor will be entitled to withdraw such request and, if such request is withdrawn, such Registration Request will not count for the purposes of the limitation set forth in Section (A)(3). The Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

        6.        Effective Registration Statement. A registration requested pursuant to Section (A)(2) shall not be deemed to have been effected unless it is declared effective by the SEC or is automatically effective upon filing pursuant to Rule 462 of the Securities Act and remains effective for the period specified in Section (A)(3).

B. Piggy-Back Registrations

        1.        Right to Piggyback. Whenever the Company proposes to register any of its securities, other than a registration pursuant to Section (A)(2) or a Special Registration (as defined below), and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Shares, the Company will give prompt written notice to the Investors and all known transferees of its intention to effect such a registration (but in no event less than 10 days prior to the anticipated filing date) and, subject to Section (B)(3), will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 10 business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Shares from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section prior to the effectiveness of such registration, whether or not the Investor or any transferees have elected to include Registrable Shares in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment plans.

        2.        Piggyback Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.

        3.        Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, Registrable Shares of the Investor and any transferees who have requested registration of Registrable Shares pursuant to Sections (A) or (B), pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

C.     Registration Procedure. Subject to Section (A)(5) , whenever the Investor or any transferees of Registrable Shares have requested that any Registrable Shares be registered pursuant to Section (A) or (B) of this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Shares as soon as reasonably practicable in accordance with the intended method of disposition thereof and pursuant thereto. If and whenever the Company is required to use its best efforts to effect a Registration, then as expeditiously as possible the Company shall:

        1.        Filing of Registration Statement. Prepare and file with the Securities and Exchange Commission the appropriate registration statement to effect such Registration and use its best efforts to cause such registration statement to become and remain effective for the period set forth in Section (A)(3).

        2.        Filing of Amendments. Promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective (such period of 180 days to be extended one day for each day or portion thereof during such period that such registration statement is subject to any stop order suspending the effectiveness of the registration statement, any order suspending or preventing the use of any related prospectus or any order suspending the qualification of any Registrable Shares included in such registration statement for sale in any jurisdiction).

        3.        Furnish Copies. Promptly furnish to each Investor, in the case of a Demand Registration or a Piggyback Registration in which it participates, advance copies of such Registration Statement and each prospectus included therein or filed with the Commission not more than five business days following the filing thereof with the Commission, and make the Company’s representatives available for discussion of such document and in good faith consider such changes in such document prior to the filing thereof as each Investor or its counsel may reasonably request.

        4.        Notification. Immediately notify when or if any Registration Statement, amendment, supplement or prospectus has been filed and furnish to Investors that participate in such Registration, without charge to such Investors, such number of conformed copies of such Registration Statement and each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement and any other prospectus filed under Rule 424 of the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request.

        5.        State Approval. Use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable any Investor that participates in such Registration to sell the Registrable Shares covered by such Registration as intended by such registration statement.

        6.        Withdrawal of Stop Order. Use its best efforts to obtain the withdrawal of any stop order suspending the effectiveness of such Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Shares included in such Registration Statement for sale in any jurisdiction.

        7.        Notification of Need to Update. Immediately notify Investors that participate in such Registration, at any time during which a prospectus relating to such registration statement is required to be delivered under the Securities Act, if the Company becomes aware of any event as a result of which such prospectus, as then in effect, would include an untrue statement of material fact or would omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Investors promptly prepare and file with the Commission and furnish to such Investors, promptly following a declaration of effectiveness by the Commission, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

        8.        Transfer Agent. Provide a transfer agent and registrar for all Registrable Shares covered by such Registration Statement not later than the effective date of such Registration Statement.

        9.        Listing on Nasdaq. Use its best efforts to list all Registrable Shares covered by such Registration Statement on any securities exchange on which the same class of securities issued by the Company are then listed or to secure designation and quotation of all Registrable Shares covered by such Registration on the Nasdaq Global Market System.

D.     Registration Expenses. Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Section, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, expenses incurred in connection with any road show, and fees and disbursements of counsel for the Company and all independent certified public accountants and other persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company. The holders of the securities so registered shall pay all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Shares hereunder and any other Registration Expenses required by law to be paid by a selling holder pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

E.     Termination of Registration Rights. The Investor and any transferee or other person’s registration rights as to any securities held by such Investor (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Shares.

F.     Assignment of Registration Rights. The rights of Investor to registration of Registrable Shares pursuant to Section (A) and (B) may be assigned by Investor to a transferee of Registrable Shares who agrees to be bound by the terms and conditions hereof and to which (i) there is transferred to such transferee no less than $3,000,000 in Registrable Shares and (ii) such transfer is otherwise not precluded under the terms hereof; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Shares that are being assigned.

G. Indemnification.

        1.        Indemnification by the Company. In connection with any Registration, to the extent permitted by law, the Company shall and hereby does indemnify and hold harmless each Investor that participates in such Registration, each such Investor’s legal counsel and independent accountants, each other Person who participates as an underwriter in the offering or sale of securities (if so required by such underwriter as a condition to including the Registrable Shares of such Investors in such registration) and each other Person, if any, who controls any such Investor or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) or expenses, joint or several, to which such Investor, underwriter or other Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the offering and sale of such securities were registered under the Securities Act, any registration statement or prospectus, or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration. The Company shall reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof); provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof) or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, further, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises solely out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, or any document incorporated therein by reference, or any such amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company in writing by any Indemnified Party specifically for use therein.

        2.        Indemnification by Investors. As a condition to including any Registrable Shares in any Registration, to the extent permitted by law, each Investor shall and does hereby indemnify and hold harmless (in the same manner and to the same extent as set forth in Section (G)(1)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from any registration statement under which the offering and sale of such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if and only if and to the extent that such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such Person for use in connection with the registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto; provided, however, that the obligation of any such Investor under this Section shall be limited to an amount equal to the gross proceeds received by such Investor upon the sale of Registrable Shares sold in such Registration, unless such liability arises out of or is based upon such Investor’s willful misconduct.

F.     Contribution. If the indemnification provided for in Section (G) is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section (G) an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions that resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or Indemnifying Parties, on the one hand, or the Indemnified Party, on the other, and the relative intent, knowledge, access to information and opportunity of the parties to correct or prevent such untrue statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentence. The amount paid to an Indemnified Party pursuant to this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation.

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